UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
February 24, 2025

Claritev Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-39228	84-3536151
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

115 Fifth Avenue
New York, New York 10003
(212) 780-2000
(Address, including zip code, and telephone number,
including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Shares of Class A Common Stock, $0.0001 par value per share	MPLN	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

As of February 24, 2025, Claritev Corporation (the “Company”) has launched a transformation program (the “Transformation Program”). The Transformation Program is a multi-year initiative designed to modernize operations, drive sustainable cost efficiencies, and position the Company for potential future growth as part of its Vision 2030 transformation plan.

The current key focus areas of the Transformation Program, which are subject to modification, are: (1) digital transformation and technology enablement; (2) business realignment; and (3) business process optimization.

With respect to digital transformation and technology enablement, the Company intends to, among other things, modernize the Company’s technology platforms and systems through Oracle Cloud Infrastructure (“Oracle”), collaborate across the enterprise to connect front to back office, and invest in automation and artificial intelligence with the aim to enhance operational efficiency and improve client experience.

With respect to business realignment, the Company intends to refresh the Company’s go-to-market strategy and update current and future commercial agreements with the intent to optimize market positioning, improve pricing and packaging, and enhance deal management, establish General Manager leadership focus across the Company’s lines of business, and take further steps to enable agility in decision making and increase operational efficiency and effectiveness.

Finally, with respect to business process optimization, the Company intends to streamline and optimize internal processes across pricing, finance, and human resources using advanced technologies, deploying scaled shared services, leveraging modern cloud applications and process automation best practices, improving operational speed and efficiency, and encouraging disciplined cost management savings, all in support of the Company’s long-term growth objectives.

To date, the Company has taken the following actions in support of its Transformation Program: (1) announced its rebranding, which the Company believes refreshes its corporate identity to align with its strategic vision; (2) refinanced its debt, which the Company believes has strengthened the Company’s financial flexibility for long-term investments; and (3) entered into a strategic alliance with Oracle, which the Company believes enhances the Company’s technological capabilities to drive digital innovation.

The Company believes that the Transformation Program is important to furthering its leadership in the healthcare solutions space. By integrating advanced technology, re-aligning its business, and optimizing internal processes, the Company believes it can potentially achieve the cost efficiencies that underpin its Vision 2030 growth ambitions.

On a net basis, the Company estimates 10% to 15% efficiencies to operating expenses, such as costs of services and general and administrative expenses, as it completes the Transformation Program over the next few years. In 2025, the Company’s estimated capital expenditures include incremental Transformation Program investments of $20 million to $30 million.

The information in this Item 8.01 of this Current Report on Form 8-K is furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed incorporated by reference into any other filing by the Company under the Exchange Act or the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing.

Forward-Looking Statements

This Form 8-K includes statements that express the Company’s and its subsidiaries’ opinions, expectations, beliefs, plans, objectives, assumptions or projections regarding future events or future results and therefore are, or may be deemed to be, “forward-looking statements”. These forward-looking statements can generally be identified by the use of forward-looking terminology, including the terms “believes,” “estimates,” “anticipates,” “expects,” “seeks,” “projects,” “forecasts,” “intends,” “plans,” “may,” “will” or “should” or, in each case, their negative or other variations or comparable terminology. These forward-looking statements include all matters that are not historical facts. They appear in a number of places throughout this Form 8-K, including, but not limited to, statements relating to the Company’s ability to execute on its Transformation Program, the anticipated costs and benefits of the Transformation Program, the Company’s growth strategy, the anticipated benefits of the Company’s debt refinancing, and the long-term prospects of the Company. Such forward-looking statements are based on available current market information and management’s expectations, beliefs and forecasts concerning future events impacting the business. Although the Company believes that these forward-looking statements are based on reasonable assumptions at the time they are made, investors should be aware that these forward-looking statements involve a number of risks, uncertainties (some of which are beyond the Company’s control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These factors include: loss of the Company’s clients, particularly its largest clients; interruptions or security breaches of its information technology systems and other cybersecurity attacks; the ability to achieve the goals of the Company’s strategic plans and recognize the anticipated strategic, operational, growth and efficiency benefits when expected; the Company’s ability to enter new lines of business and broaden the scope of its services; the loss of key members of the Company’s management team or inability to maintain sufficient qualified personnel; the Company’s ability to continue to attract, motivate and retain a large number of skilled employees, and adapt to the effects of inflationary pressure on wages; trends in the U.S. healthcare system, including recent trends of unknown duration of reduced healthcare utilization and increased patient financial responsibility for services; effects of competition; effects of pricing pressure; the Company’s ability to identify, complete and successfully integrate acquisitions; the inability of the Company’s clients to pay for its services; changes in the Company’s industry and in industry standards and technology; the Company’s ability to protect proprietary information, processes and applications; the Company’s ability to maintain the licenses or right of use for the software it uses; the Company’s inability to expand its network infrastructure; the Company’s ability to obtain additional financing; the Company’s ability to pay interest and principal on the Company’s notes and other indebtedness; lowering or withdrawal of the Company’s credit ratings; adverse outcomes related to litigation or governmental proceedings; inability to preserve or increase the Company’s existing market share or the size of its preferred provider organization networks; decreases in discounts from providers; pressure to limit access to preferred provider networks; changes in the Company’s regulatory environment, including healthcare law and regulations; the expansion of privacy and security laws; heightened enforcement activity by government agencies; the possibility that the Company may be adversely affected by other political, economic, business, and/or competitive factors; changes in accounting principles or the incurrence of impairment charges; other factors disclosed in the Company’s Securities and Exchange Commission (“SEC”) filings; and other factors beyond the Company’s control.

The forward-looking statements contained in this Form 8-K are based on the Company’s current expectations and beliefs concerning future developments and their potential effects on the Company’s business. There can be no assurance that future developments affecting the Company’s business will be those that the Company has anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the Company’s control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described in the Company’s Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q, and other documents filed or to be filed with the SEC by the Company. Should one or more of these risks or uncertainties materialize, or should any of the assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements.

The Company does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:    February 24, 2025

                                Claritev Corporation

                                By:    /s/ Douglas M. Garis
                                Name:    Douglas M. Garis
                                Title:    Executive Vice President and Chief Financial Officer